UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
June 29, 2020
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RENT-A-CENTER, INC.
(Exact name of registrant as specified in charter)
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Delaware	001-38047	45-0491516
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
5501 Headquarters Drive
Plano, Texas 75024
(Address of principal executive offices and zip code)
(972) 801-1100
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 Par Value	RCII	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.		☐

Item 8.01 Other Events.
During the first quarter of 2020, the respiratory disease caused by a novel coronavirus (“COVID-19”) began to spread worldwide causing the World Health Organization to declare the outbreak a pandemic, resulting in the implementation of various containment measures including shelter-in-place orders issued by state and local jurisdictions. In response to these restrictions, and to help protect the health of our employees, we temporarily closed our corporate headquarters which operated at a limited staffing capacity. The temporary closure of our corporate headquarters and limited staffing, and the corresponding office closures of certain of our third party service providers, have posed challenges to the Company’s ability to file on a timely basis its Annual Reports on Forms 11-K for the Rent-A-Center, Inc. 401(k) Retirement Savings Plan (US Plan) and Rent-A-Center East, Inc. Retirement Savings Plan for Puerto Rico Employees (East Plan), collectively the Plans, for the year ended December 31, 2019, due on June 29, 2020 (the “Original Due Date”). In light of these challenges, we are relying on the order issued by the Securities and Exchange Commission (the “SEC”) on March 25, 2020 pursuant to Section 36 of the Securities Exchange Act of 1934, as amended, Modifying Exemptions From the Reporting and Proxy Delivery Requirements for Public Companies (Release No. 34-88465) (the “Order”), and expect to file our Plans’ Annual Reports on Forms 11-K no later than August 13, 2020, within 45 days after the Original Due Date. Our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 filed with the SEC on May 11, 2020 contained a risk factor explaining the impact of COVID-19 on our business; that risk factor is incorporated herein by reference.
https://www.sec.gov/ix?doc=/Archives/edgar/data/933036/000093303620000028/rcii-20200331.htm

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENT-A-CENTER, INC.

Date:	June 29, 2020	By:	/s/ Bryan Pechersky
Bryan Pechersky
Executive Vice President, General Counsel and Secretary